                              AIM ADVISOR FLEX FUND
                          AIM INTERNATIONAL VALUE FUND
                              AIM REAL ESTATE FUND

                    (SERIES PORTFOLIOS OF AIM ADVISOR FUNDS)

                      Supplement dated September 4, 2001 to
                  the Statement of Additional Information dated
                               September 11, 2000
                as revised February 22, 2001 and as supplemented
                         July 6, 2001 and August 1, 2001


This supplement supercedes and replaces in their entirety the supplements dated July 6, 2001 and August 1, 2001.

For the period September 1, 2001 through November 30, 2001, A. G. Edwards will receive, for certain investments to a Monthly Accumulation Plan ("MAP"), in addition to the dealer reallowance, an additional 50 basis points on Class A Share and Class B Share purchases and an additional 25 basis points on Class C Share purchases of AIM INTERNATIONAL VALUE FUND AND AIM REAL ESTATE FUND. The additional payments apply only to investments made by wire orders. For MAP investments of $10,000 or more, the MAP amount must be the lesser of 1% of the MAP or $1,000. For MAP investments less than $10,000, the MAP amount must be at least $100.


The following information replaces in its entirety the last bullet point appearing under the heading "REDUCTIONS IN INITIAL SALES CHARGES" - "PURCHASES AT NET ASSET VALUE" on page 48 of the Statement of Additional Information:

         "o Participants in select brokerage programs for defined contribution plans and rollover IRAs (including rollover IRAs which accept annual IRA contributions) who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement."

In addition to contingent deferred sales charge ("CDSC") waivers for Class C shares listed on page 49 under the section, "CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS," effective July 13, 2001, the CDSC on redemptions of Class C shares of the funds will be waived in the following circumstances where such redemptions are in connection with employee terminations or withdrawals:

         o a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code.

         o a 457 plan, even if more than one beneficiary or participant is involved.

The following sentence replaces in its entirety the first sentence of the second paragraph appearing under the heading "MANAGEMENT OF THE TRUST -- TRUSTEES AND OFFICERS" on page 24 of the Statement of Additional Information:

         "The members of the Audit Committee are Messrs. Crockett, Daly, Dowden (acting Chairman), Dunn (on leave of absence), Fields, Frischling (on leave of absence), Pennock and Sklar and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the third paragraph appearing under the heading "MANAGEMENT OF THE TRUST -- TRUSTEES AND OFFICERS" on page 24 of the Statement of Additional Information:

         "The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the fourth paragraph appearing under the heading "MANAGEMENT OF THE TRUST -- TRUSTEES AND OFFICERS" on page 24 of the Statement of Additional Information:

         "The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Dunn (on leave of absence), Fields, Pennock and Sklar and Dr. Mathai-Davis."